3: SCHEDULE 14A INFORMATION

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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The Ehrenkrantz Trust

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EHRENKRANTZ TRUST

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for October 15, 2003 at 4:00 p.m. at 710 Park Ave., 7th Floor, New York, NY. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 1, of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL US AT 1-800-813-1117.

A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in The Ehrenkrantz Trust (the "Fund") in connection with a Special Meeting of Shareholders. The materials which we have included describe proposals that will affect the future of your Fund.

The Board of Trustees recommends that, among other items, you cast your vote in favor of:

1. Electing a Board of Trustees

    Approving an Investment Advisory Agreement between the Fund and KN Asset Management, Inc..

PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

Sincerely,

/s/ Irwin Nussbaum

Irwin Nussbaum

President

THE EHRENKRANTZ TRUST

NOTICE OF SPECIAL SHAREHOLDERS'MEETING

TO BE HELD ON October 15, 2003

A Special Shareholders' Meeting ("Meeting") of The Ehrenkrantz Trust (the "Fund), will be held at 4:00 p.m., on October 15, 2003 at 410 Park Ave., 7th Floor, New York, NY.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1. To elect a Board of Trustees.

3. To approve an Investment Advisory Agreement between the Fund and KN Asset Management, Inc.

The Board of Trustees has fixed August 31, 2003 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal.

By Order of the Board of Trustees,

Joan King

Secretary

New York, NY

September 19, 2003

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Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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TABLE OF CONTENTS

PAGE

PROXY STATEMENT

Information About Voting.......................... 1

Proposal 1: To Elect a Board of Trustees

Proposal 2: To Approve an Investment Advisory

Agreement between the Fund and

KN Asset Management, Inc..............

Proposal 3: Other Business........................

EXHIBITS

Exhibit A: Investment Advisory Agreement......... A-1

THE EHRENKRANTZ TRUST

PROXY STATEMENT

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended December 31, 2002, and its semi-annual report dated June 30, 2003, are available free of charge. To obtain a copy, please call Gemini Fund Services at 800-635-3427.

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of The Ehrenkrantz Trust (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held October 15, 2003 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on August 31, 2003 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 19, 2003.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees;

2. To approve an Investment Advisory Agreement between the Fund and KN Asset Management, Inc.; and

3. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote;

1. FOR the election of all nominees as Trustees;

2. FOR the approval of the Fund's Investment Advisory Agreement; and

3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 3, your shares will be voted as follows: IN FAVOR of the nominees for the Board of Trustees (Proposal 1), , IN FAVOR of approving the Investment Advisory Agreement (Proposal 2), and IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment thereof (Proposal 3).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

The Fund's governing documents provide that the Board of Trustees may consist of up to 15 persons. The Board consists of only four (4) individuals , however, in order to facilitate ease of arranging meetings and controlling costs associated therewith. The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees review the Fund's performance and also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

The purpose of this proposal is to elect four (4) currently serving members of the Board of Trustees. All of the nominees listed below currently are members of the Board and have served continuously since originally elected or appointed.

The nominees for election to the Board of Trustees are: Joan King, Stanley Brown, Arthur Walsh and Vincent Jay, who presently comprise the entire Board (collectively, the "Nominees").

Each Nominee is currently eligible and has consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees, and the election and qualification of their successors. If any of the Nominees should become unavailable, the proxyholders named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Trustees.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE FUND:

Position(s)

Held with Number of Other

Trust and Date Portfolios Director-

First Elected Principal in Fund ships Held

Name and Age or Appointed to Occupation During Complex Overseen By

at December 31, 2002 Office Past 5 Years By Trustee Trustee

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Joan King, 68 Vice President, Financial Executive 1

Secretary and Ehrenkrantz King

Treasurer Nussbaum, Inc. (an

1987 investment advisor

and broker-dealer)

Fund Investment

Committee Member

Ms. King is an "interested person" of the Fund as defined in the Investment Company Act because she is a shareholder, officer and director of the Advisor.

TRUSTEES WHO ARE "NOT INTERESTED PERSONS" OF THE FUND:

Position(s)

Held with Number of Other

Trust and Date Portfolios Director-

First Elected Principal in Fund ships Held

Name and Age or Appointed to Occupation During Complex Overseen By

at December 31, 2002 Office Past 5 Years By Trustee Trustee

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Stanley Brown, 75 Trustee, 1993 Writer 1 None

Arthur Walsh, 52 Trustee, 1986 Financial 1 None

Advisor, Ryan Beck, a

NYSE Member Firm

Vincent E. Jay, 86 Trustee, 1999 Independent 1 None

Investor

The address of each Trustee is 410 Park Ave., 7th Floor, New York, NY.

TRUSTEES' COMPENSATION; SHARE OWNERSHIP; MEETINGS AND COMMITTEES

Trustees, including those who are affiliated with the Advisor, receive no fees for attending meetings of the Board but are entitled to reimbursement of related expenses.

The following table shows the dollar range of equity securities beneficially owned by the Trustees of the Fund as of June 30, 2003, where

A = $1 - $10,000; B = $10,001 - $50,000; C = $50,001 - $100,000; D = over $100,000.

Dollar Range of Equity

Name of Trustee Securities in the Fund

Joan King B

Arthur Walsh A

Vincent E. Jay 0

Stanley Brown 0

The following table shows, for the Nominees and their Immediate Family Members, information about securities owned beneficially or of record in the proposed investment advisor of the Fund or any person directly or indirectly, controlled by or under common control with the proposed investment advisor of the Fund:

Name of Owners

Name of and Relationship Title of Value of Percent

Trustee_____ To Trustees_____ Company Class_____ Securities of Class

Arthur Walsh None None None None None

Vincent Jay None None None None None

Stanley Brown None None None None None

Joan King None KN Asset Common 7,700 50% Management, Inc.

The following table provides information for all Trustees and each of the highest-paid Officers that have aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000:

Pension or

Retirement

Benefits

Name of Aggregate Accrued as Estimated Annual Total Compensation

Person, Compensation Part of Fund Benefits Upon From Fund Paid

Position From Fund___ Compensation Retirement______ to Director_______

None None None None None

Information About Independent Public Accountants

The Board of Trustees has selected Roy G. Hale, CPA, as the independent accountants for the Fund for its current fiscal year. Representatives of Roy G. Hale, CPA are not expected to be present at the meeting.

Audit Fees (for the year ended December 31, 2002)

Ehrenkrantz Trust $ 7,270

The independent accountant provided no other services to the Fund or its advisor and charged no other fees except as setforth above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE AN INVESTMENT

ADVISORY AGREEMENT BETWEEN THE FUND AND

KN ASSET MANAGEMENT, INC.

Shareholders of the Fund are being asked to approve an Advisory Agreement (attached hereto as "Exhibit A") between the Fund and KN Asset Management, Inc. ("KN").

The Advisory Agreement is required to be approved annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities. In addition, and in either case, each annual renewal must be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days written notice, by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Advisor manages the day to day operations of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors: (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor.

INFORMATION ABOUT THE ADVISOR

KN Asset Management, Inc. ("KN") is a Florida Corporation formed in 2002. Its offices are located at 410 Park Ave., 7th Floor, New York, NY. The officers and directors of the advisor are setforth below. The address of each officer and director is 410 Park Ave., 7th Floor, New York, NY.

OTHER INFORMATION RELEVANT TO APPROVAL

OF THE ADVISORY AGREEMENT

Background of Proposal

On July 31, 2001, Ehrenkrantz King Nussbaum, Inc. ("EKN"), the investment advisor to the Ehrenkrantz Trust ("EKT") since the Fund's inception concluded an Agreement and Plan of Merger whereby EKN was merged into JSM Capital Holding Corp. ("JSM") resulting in a surviving corporation - Ehrenkrantz King Nussbaum, Inc. ("surviving EKN corp."). EKN was controlled by Mr. Irwin Nussbaum and Ms. Joan King, the Fund's portfolio managers since 1986. The surviving EKN corporation was controlled by Mr. John Matthews. Ms. King and Mr. Nussbaum entered in employment agreements with the surviving EKN corporation in the capacity of registered representatives of the broker-dealer division of that corporation. They also continued to serve as portfolio managers of the Fund.

The effect of this change in control of the Fund's advisor would have been to terminate automatically the Fund's investment advisory agreement. Rather than have this occur as a matter of law pursuant to Section 15 of the Investment Company Act of 1940 (the "1940 Act"), the Trustees, looking forward to this event at a meeting held on February 21, 2001, adopted certain resolutions providing (1) that in the event the Merger was consummated the Fund's investment advisory agreement then in effect would terminate simultaneously therewith and (2) authorizing the Fund to enter into an interim advisory agreement with the surviving merger entity, such interim advisory agreement to contain terms and conditions identical to those contained in the advisory agreement then in effect. The Trustees also directed the officers of the Trust to convene a special meeting of the shareholders of the Trust at which they would be asked to consider approving an advisory agreement containing terms and conditions identical to those contained in the advisory agreement which had been in effect since the Fund's inception in 1986.

Pursuant to this Board directive the Fund entered into an interim investment advisory agreement with the surviving EKN. This agreement became effective July 31, 2001.

Subsequently the Fund began to prepare preliminary proxy materials in anticipation of a shareholders meeting at which shareholders would be asked to approve an investment advisory agreement between the Fund and the surviving EKN corp. Shortly before those proxy materials were to be filed with the Securities and Exchange Commission, the Board of Trustees was informed that the surviving EKN corp. had entered into an agreement whereby it was to be sold to Margate Capital Corp., a Delaware Corporation. This transaction would have resulted in a change of control of the surviving EKN corp. and would have operated to terminate automatically the investment advisory agreement between the Fund and the surviving EKN corp.

Rather than have this occur as a matter of law the Trustees, at a meeting held in December 21, 2001, approved an interim advisory agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management, Inc. (EKNAM"), a newly formed Delaware Corporation that was registered as an investment advisor with the SEC on October 16, 2001. EKNAM was controlled by John Matthews. Neither Ms. King nor Mr. Nussbaum had any relationship with this corporation other than as portfolio managers of the Fund. The agreement between the Fund and EKNAM contained terms and conditions identical to those contained in the advisory agreement in effect since the Fund's inception in 1986 and, in addition, provided that the compensation earned under the Agreement shall be held in an interest bearing escrow account to be disbursed as follows:

  In the event a majority of the Fund's outstanding voting securities approve a contract with EKNAM within the time specified in the interim agreement, the amount in the escrow account (including interest earned) shall be paid to EKNAM, and

  In the event a majority of the Fund's outstanding voting securities do not approve a contract with EKNAM, EKNAM will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

This interim agreement provided that it could be terminated by the Fund upon ten (10) days written notice to EKNAM and that it would terminate pursuant to its terms on May 22, 2002.

The Trustees, after examining relevant materials furnished to them by EKNAM and meeting with the principals, determined that it would be in the best interest of the Fund and its shareholders to recommend to the shareholders that they approve an advisory agreement with EKNAM.

This determination was based, in part, upon (1) a familiarity with management of EKNAM, (2) the reputation of EKNAM's proposed portfolio manager, Mr. Harold L. Vogel, and (3) potential economies of scale which may have been realized in the event Fund assets increase substantially as a result of increased sales projected by EKNAM. This projection was based upon individuals and entities identified by the management of EKNAM who had indicated an interest in investing in the Fund.

Accordingly, the Trustees directed the Fund to prepare and file proxy materials with the SEC in connection with a meeting of shareholders at which they would be asked to approve an investment advisory agreement between the Fund and EKNAM. These preliminary proxy materials were filed with the SEC on March 13, 2002. The staff of the SEC in due course issued comments on these proxy materials and the Fund undertook to incorporate those comments into new proxy materials. At about this same time the Trustees became aware of certain situations involving EKNAM which caused them to reconsider recommending to the shareholders that they enter into an advisory agreement with EKNAM. The situations involved were the loss of EKNAM's proposed portfolio manager and questions involving the financial viability of EKNAM.

Accordingly, the Trustees directed the Fund's Management, i.e., Ms. King and Mr. Nussbaum to seek another investment advisor for the Fund. In the meantime, however, because the Fund needed an investment advisor, the Trustees, at a meeting held on May 14, 2003, approved another interim agreement between the Fund and EKNAM identical in all respects except for a September 21, 2002 termination date.

Because of the Fund's relatively small net asset value there was little or no interest by other investment advisors to assume management of the Fund. Therefore, Ms. King and Mr. Nussbaum created a new company, KN Asset Management, Inc., and registered it with the SEC as an investment advisor, such registration becoming effective July 19, 2002.

At a meeting of the Trustees held September 10, 2002, the advisory agreement with EKNAM was terminated and the Fund entered into another interim agreement with KN Asset Management, Inc., such agreement to be submitted to Shareholders for approval within 150 days. This agreement would terminate pursuant to its terms on February 7, 2003. During this period the Fund suffered a large redemption of approximately $979,000 which caused the Trustees to again consider the alternative of liquidating the Fund. Pending this determination it was decided to delay the planned shareholder's meeting.

At a meeting of the Trustees held January 16, 2003, the Board determined to approve another interim advisory agreement with KN Asset Management, Inc., such agreement to terminate pursuant to its terms on July 8, 2003. Again, it was planned to submit the agreement for Shareholder approval. Subsequent to the January 16, 2003 meeting the Board again began to consider the alternative of liquidation and also an offer by another investment advisor that had expressed an interest in "growing" the Fund. Accordingly, it was determined to again delay a Shareholder meeting pending consideration of the liquidation alternative and the third party offer.

In continuing to approve interim advisory agreements for periods of 150 days the Fund's Board was aware of certain provisions of the Investment Company Act of 1940 ("1940 Act") and the Rules promulgated thereunder that require investment advisory contracts be approved by a majority of the Fund's shareholders. Rule 15a-4 under the 1940 Act allows, subject to certain conditions, an investment advisor to provide advisory services to a fund pursuant to a written contract that has not been approved by shareholders, for up to 150 days following termination of that contract. The staff of the SEC has indicated that it considers multiple 150 day advisory contracts to be a violation of Section 15 of the 1940 Act and Rule 15a-4 thereunder. In light of this view the Fund intends to negotiate a reimbursement of fees and expenses paid to EKNAM subsequent to the first 150 day advisory contract extension.

The Trustees approved multiple 150 day advisory agreements for several reasons. First, these agreements, in respect to all material terms, were identical to the advisory agreement initially approved by shareholders and in effect since the Fund's inception in 1986. Second, the Fund's portfolio management, i.e., Ms. King and Mr. Nussbaum, similarly remained the same. Third, each 150 day advisory agreement contained the protections provided for in Rule 15a-4, i.e., termination on 10 days notice and escrow of advisory fees. Fourth, important factors relating to the Fund's advisor and/or potential advisors continued to remain in a state of flux throughout the relevant period.

Throughout this period the Trustees believed that the best interest of the shareholders continued to be served in light of the above enumerated factors, i.e., identical material terms, continuing of portfolio managers, Rule 15a-4 protections incorporated in the agreements and finally, the fact that the advisor had, during the relevant time, waived receipt of all advisory fees except for expense reimbursements totaling $24,234.

Effective July 9, 2003, the Fund internalized management of its portfolio and other services normally provided by its investment advisor. Hence, the Fund will incur no charges for these services and currently has no investment advisor. These services are being provided to the Fund by Ms. King and Mr. Nussbaum.

Compensation

As compensation for its services, the Trust pays to the Advisor a monthly advisory fee computed at the annual rate of 1% of the Funds' average daily net assets. This fee is higher than that of many other mutual funds. The following table sets forth the advisory fees paid by the Fund to the respective advisor over the past three years.

ADVISORY FEES PAID

Advisor Period Fees Earned Fees Paid

EKN Jan 1, 2001-

July 31, 2001 $24,678 $24,678

EKN Surviving Corp. Aug 1, 2001-

Dec 20, 2001 16,234 16,234

EKNAM Dec 21, 2001-

Sept 10, 2002 20,029 8,000

KN Asset Management Sept 11, 2002-

Dec 31, 2002 6,576 0

Affiliated Brokerage

The Fund placed its portfolio transactions through Ehrenkrantz King Nussbaum, Inc. ("EKN"), an affiliate of the Fund's former advisor, acting as a broker-dealer. In the fiscal year ended December 31, 2002, the Fund paid a total of $944 in commissions to EKN. This amount represents 100% of the total commissions paid by the Fund during fiscal year 2002.

Board Consideration and Approval of Agreement

The Board, including the Independent Trustees unanimously approved the Advisory Agreement at a meeting held on January 16, 2003. In making its recommendation to adopt the Agreement, the Board considered a number of factors. These factors were the performance of the Fund in fiscal year 2002 and for the last ten years, the nature and quality of the services offered by the Advisor, and the Advisor's fee and the projected expenses of the Fund in comparison to other mutual funds with a similar investment objective. The Board was also aware that the Fund and the Advisor allocated portfolio transactions to brokers that sold shares of the Fund and that provided research to the Advisor.

After a discussion regarding the Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the Proposed Agreement and submit it, with a recommendation for approval, to the shareholders for vote at a Special Meeting.

Effective Date of Agreement

If shareholders approve the Agreement, it will take effect on the date of shareholder approval at the Special Meeting, which may be a date later than October 15, 2003 if the Meeting is postponed or adjourned.

If the shareholders do not approve the Agreement at the Special Meeting, the Fund will not have an investment advisory agreement in effect after that date. In that case, the Board will have to consider what investment advisory agreement to implement and will have to call a Special Meeting of the shareholders to seek shareholder approval of a new investment advisory agreement. The Fund will continue to operate without an investment advisory agreement pending shareholder approval of such an investment advisory agreement.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSED AGREEMENT

AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AGREEMENT

PROPOSAL 3: OTHER BUSINESS

The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT ADVISOR, KN Asset Management, Inc., 410 Park Ave., 7th Floor, New York, NY serves as the Fund's investment Advisor.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

THE CUSTODIAN. Riggs Bank, Washington, DC, acts as custodian of the Fund's Securities and other assets.

PRINCIPAL SHAREHOLDERS

OUTSTANDING SHARES. As of June 30, 2003 the Fund had 379,913.16 shares outstanding.

As of June 30, 2003, Howard and Ann Eisenstodt, William Imershein, and Howard Eisenstodt owned 12.7%, 10.2%, and 8.3% respectively of the outstanding shares of the Fund. No other person owns more than 5%.

In addition, to the knowledge of the Fund, as of December 31, 2002, the officers and Board members, as a group, owned of record and beneficially 4.5% of the Fund's shares.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and other agents involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, KN Asset Management, Inc. and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

QUORUM. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exist.

REQUIRED VOTE. Each share is entitled to one vote. A plurality (receiving more "for" votes than "against" votes) of the votes cast at the meeting is sufficient to approve the election of a Trustee. Proposal No. 2, Approval of an Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding shares. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owner or the persons entitled to vote) have the effect of a negative or "against" vote on the proposal.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Trustees,

Joan King

September 19, 2003

THE EHRENKRANTZ TRUST

MEETING TIME:4:00 p.m. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

By my signature below, I appoint Joan King and Irwin Nussbaum as proxies to vote at the Annual Meeting of Shareholders to be held on October 15, 2003, at 4:00 p.m., ET in the offices of the Fund at 410 Park Ave., 7th Floor, New York, NY 10022, and at any adjournments of the meeting. Ms. King or Mr. Nussbaum may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. King and Mr. Nussbaum to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Date________________________

_____________________________________________

Signatures(s) (and Titles(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil [X]

1. To elect the Trustees listed below.

(01)Irwin Nussbaum (02)Joan King, (03) Stanley Brown, (04)Vincent Jay

FOR ALL WITHHOLD FOR ALL

NOMINEES AUTHORITY EXCEPT

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INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL

NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

______________________________________________

2. To approve the Advisory Agreement between

the Fund and Ehrenkrantz King Nussbaum Asset

Management, Inc.

FOR AGAINST ABSTAIN

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3. To empower the proxyholders to vote, in

their discretion, on any other business that may

properly come before the Meeting or any

adjournment thereof.

FOR AGAINST ABSTAIN

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